SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):   May 23, 1996 (May 10, 1996)






                              COMFORCE Corporation
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




                                    Delaware
                  --------------------------------------------
                 (State or Other Jurisdiction of Incorporation)




         1-6081                                        36-23262248
 ----------------------                      ---------------------------------
 Commission File Number                      I.R.S. Employer Identification No.






 2001 Marcus Avenue, Lake Success, NY                            11042
 --------------------------------------                        --------
 Address of principal executive offices                        Zip Code

 Registrant's telephone number, including area code:   (516) 352-3200

Item 2.  Acquisition or Disposition of Assets
- ---------------------------------------------


         On May 10, 1996, the Company, through its subsidiary, COMFORCE Technical Services, Inc., purchased, pursuant to the Stock Purchase Agreement with Project Staffing Support Team, Inc. and Raphael and Stanley Rashkin, the Asset Purchase Agreement with RRA, Inc. and Raphael and Stanley Rashkin, and the Asset Purchase Agreement with DataTech Technical Services, Inc. and Raphael and Stanley Rashkin, respectively, all of the stock of Project Staffing Support Team, Inc. and substantially all of the assets of RRA, Inc. and Datatech Technical Services, Inc. (collectively, "RRA") for an aggregate purchase price of $5,000,000 plus contingent income payments payable over three years in an aggregate amount not to exceed $750,000. The purchase of the assets was determined by arm's length negotiations between the parties. The purchase price was paid by the Company in cash from the proceeds of a private placement of the Company's Series E Preferred Stock.

           RRA is in the business of providing contract employees to other businesses. The Company's headquarters are located in Tempe, Arizona. The acquisition of RRA enables the Company, through its COMFORCE Technical Services, Inc. subsidiary, to provide specialists for supplemental staffing assignments as well as outsourcing and vendor-on-premises programs, primarily in the electronics, avionics, telecommunications and information technology business sectors.

Item 7.  Financial Statements and Exhibits
- ------------------------------------------

         (a)      Financial Statements of businesses acquired.

                  It is impracticable for the Company to file the financial statements required for the acquisitions described in Item 2 of this Current Report on Form 8-K concurrently with the filing of this Report. Such financial statements will be filed with the Commission as soon as the same are available, but in no event later than 60 days after the date hereof.

         (b)      Pro forma financial information.

                  It is impracticable for the Company to file pro forma financial statements taking into account the acquisitions described in Item 2 of this Current Report on Form 8-K concurrently with the filing of this Report. Such pro forma financial statements will be filed with the Commission at the time the financial statements for these acquisitions are filed.

         (c)      Exhibits

10.1 Stock Purchase Agreement effective as of May 13, 1996 among the Company, COMFORCE Technical Services, Inc., Project Staffing Support Team, Inc., Raphael Rashkin and Stanley Rashkin (filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1996 and incorporated herein by reference).

10.2 Asset Purchase Agreement effective as of May 13, 1996 among the Company, COMFORCE Technical Services, Inc., DataTech Technical Services, Inc., Raphael Rashkin and Stanley Rashkin (filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1996 and incorporated herein by reference).

10.3 Asset Purchase Agreement effective as of May 13, 1996 among the Company, COMFORCE Technical Services, Inc., RRA, Inc., Raphael Rashkin and Stanley Rashkin (filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1996 and incorporated herein by reference).

10.4 Letter Agreement dated May 6, 1996 amending Asset Purchase Agreement effective as of May 13, 1996 among the Company, COMFORCE Technical Services, Inc., RRA, Inc., Raphael Rashkin and Stanley Rashkin (filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ending March 31, 1996 and incorporated herein by reference).

                                    SIGNATURE
                                    ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.



                              COMFORCE Corporation
                              --------------------
                              (Registrant)


                              By /s/ Andrew C. Reiben
                                 ---------------------------------------------
                                     Andrew C. Reiben, Chief Financial Officer

Dated:  May 23, 1996